SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported
March 28, 2001

ADC TELECOMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

MINNESOTA
(State or other jurisdiction of incorporation of organization)

0-1424	41-0743912
(Commission File Number)	(IRS Employer Identification Number)

12501 Whitewater Drive
Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 938-8080

Item 5.                   OTHER EVENTS

On March 28, 2001, ADC Telecommunications, Inc. issued a press release announcing that it has updated guidance on financial results.  The press release is attached as Exhibit 99 to this Form 8-K.

Item 7.                   FINANCIAL STATEMENTS AND EXHIBITS

                              Exhibit 99     ADC Telecommunications, Inc. press release issued March 28, 2001

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADC TELECOMMUNICATIONS, INC.
Registrant

Date: March 28, 2001	By	/s/ Charles T. Roehrick
Name: Charles T. Roehrick
Title: Vice President and
Controller

Exhibit Index

Exhibit Number	Exhibit

99	ADC Telecommunications, Inc. Press Release issued
March 28, 2001